                        SEMIANNUAL REPORT / APRIL 30 2000

                          AIM GLOBAL TELECOMMUNICATIONS

                               AND TECHNOLOGY FUND

                                 [COVER IMAGE]


                             [AIM LOGO APPEARS HERE]
                             --Registered Trademark--

                                [ COVER IMAGE ]

                     -------------------------------------

                      ACCENT IN PINK BY WASSILY KANDINSKY

  BOTH AS AN ARTIST AND AS A THEORIST, KANDINSKY PLAYED A PIVOTAL ROLE IN THE

DEVELOPMENT OF ABSTRACT ART. HIS EXPLORATION OF THE POSSIBILITIES OF ABSTRACTION

    MADE HIM ONE OF THE MOST IMPORTANT INNOVATORS IN MODERN ART. MANY OF THE

        COMPANIES IN WHICH THIS FUND INVESTS ARE ON THE CUTTING EDGE OF

       TELECOMMUNICATIONS AND TECHNOLOGY, MAKING THEM INNOVATORS AS WELL.

                     -------------------------------------

AIM Global Telecommunications and Technology Fund is for shareholders who seek long-term growth of capital by investing primarily in equity securities of companies throughout the world engaged in the development, manufacture or sale of telecommunications and technology services or equipment.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Telecommunications and Technology Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o Investing in a single-sector mutual fund involves greater risk and potential return than investing in a more diversified fund.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S. based common stocks listed on the Nasdaq system. It includes more than 5,000 companies, and it is often considered representative of the small and medium-sized company stock universe. While it includes many small and mid-sized company stocks, large-capitalization technology companies tend to dominate the index.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) represents the performance of the stock market.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
     GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

AVERAGE ANNUAL TOTAL RETURNS

As of 4/30/00, including sales charges

CLASS A SHARES
================================================================================
Inception (1/27/92)                19.37%
5 years                            24.80
1 year                             56.16*
*63.92% excluding sales charges
================================================================================
CLASS B SHARES
================================================================================
Inception (4/1/93)                 21.15%
5 years                            25.23
1 year                             58.02*
*63.02% excluding CDSC
================================================================================
CLASS C SHARES
================================================================================
Inception (3/1/99)                 71.49%
1 year                             62.05*
*63.05% excluding CDSC
================================================================================
In addition to the above returns, industry regulations require us to provide average annual total returns (including sales charges) as of 3/31/00, the most recent calendar quarter-end,which were: Class A shares, one year, 91.14%; five years, 29.42%; inception (1/27/92), 21.71%. Class B shares, one year, 94.58%;
five years, 29.89%; inception (4/1/93), 23.96%. Class C shares, one year, 98.53%; inception (3/1/99), 104.21%.

Past performance does not guarantee comparable future results. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

                AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER



                   Dear Fellow Shareholder:

                   When we started AIM in 1976, we had only a table, two chairs
  [PHOTO OF        and a telephone. At the time, Bob Graham, Gary Crum and I had
 Charles T.        the idea of creating a mutual fund company that put people
   Bauer,          first. Our slogan, "people are the product," means that
Chairman of        people--our employees and our investors-- are our company.
the Board of           Almost a quarter-century later, we've grown to more than
  THE FUND         seven million investors, $176 billion in assets under
APPEARS HERE]      management and 53 retail funds. Over that time, the industry as a whole has grown from $51 billion in assets to more than
  [PHOTO OF        $7 trillion today. I never dreamed we would see such
 Robert H.         phenomenal growth. You are the main reason for our success,
   Graham,         and I want you to know how much I appreciate your loyalty and
APPEARS HERE]      trust over the past 24 years.
                       Usually in this letter I review market activity during
                   the period covered by the report. This time, I'd just like to say thank you. I am retiring as chairman of the AIM Funds effective September 30, and as chairman of AIM effective December 31, 2000. Bob Graham, whose picture appears under mine, will succeed me as AIM's chairman and chairman of the AIM Funds. Gary Crum will remain president of A I M Capital Management, Inc., leading our investment division. I am enormously proud to leave AIM in such capable hands.
    I'm also very proud of our team of employees, now more than 2,300 strong. Because of their collective commitment to excellence and ethical business practices, AIM has earned the trust of investors and financial advisors alike. And every employee, from portfolio managers to client services representatives, is dedicated to serving our shareholders.
    Rest assured that nothing at AIM will change because of my retirement. You can still depend on this company to manage your money responsibly and provide you with top-notch service. As chairman of AIM and chairman of the AIM Funds, Bob is committed to preserving the things that have made AIM great in the past and positioning it to succeed in the future. And Gary is dedicated to maintaining the quality and long-term performance you've come to expect from AIM.
    In the pages that follow, the managers of your fund comment on recent market activity, how they have managed your fund over the past six months and their outlook for the coming months. We trust you will find their comments helpful.
    If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you again for the support and trust you've shown us. I feel privileged to have helped you with your financial goals, and I wish you success in all your endeavors.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer

Chairman, A I M Advisors, Inc.

                AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


FUND POSTS STRONG RESULTS
IN VOLATILE MARKET

TECHNOLOGY STOCKS HAVE BEEN EXTREMELY VOLATILE OVER THE PAST SIX MONTHS. HOW DID AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND PERFORM?
The fund produced excellent results during the six-month period ended April 30, 2000, despite intense market volatility. Class A shares reported a total return of 42.10%, Class B shares 41.74% and Class C shares 41.70%. These figures are at net asset value and do not include sales charges. The fund outperformed its benchmark, the S&P 500, which produced a total annual return of 7.18% during the same time frame.
    Net assets in the fund almost doubled, from $1.7 billion a year ago to $3.3 billion as of April 30, 2000.

WHAT WERE THE MAJOR TRENDS IN EQUITY MARKETS OVER THE REPORTING PERIOD?
Equity markets reached record highs near the end of 1999 in a rally dominated by technology, media and telecommunications stocks, commonly dubbed TMTs. This rally lasted for most of the reporting period, ending in March with a sharp sell-off in TMT stocks.

    In mid-April, the tech-heavy Nasdaq plunged, and other major markets followed suit. The rest of the period was marked by intense day-to-day volatility. Sentiment began to improve in late April as some TMT companies announced stronger-than-expected earnings.

WHY WERE TECHNOLOGY STOCKS SO VOLATILE OVER THE PAST SIX MONTHS?
With the Nasdaq up almost 70% since the fourth quarter of 1999, the markets were due for a correction. In April, a number of events converged to cause a change in public sentiment:

o The Federal Reserve Board (the Fed), concerned that labor shortages may fuel inflation, raised interest rates a fifth time in an effort to slow the booming U.S. economy.
o The Consumer Price Index spiked for the first time in 11 months, signaling inflation.
o A federal judge ruled that software giant Microsoft is a monopoly, and the Justice Department asked the court to split Microsoft into two companies. (The fund does not hold Microsoft stock.)

    Many investors suddenly considered the valuations of tech stocks to be too high, especially for companies with no earnings, and initiated a sell-off. As in most market downturns, good stocks were punished along with the bad.

HOW DID YOU MANAGE THE PORTFOLIO DURING THIS ENVIRONMENT?
Recent volatility has not dampened our enthusiasm for telecommunications and technology stocks. In fact, we found this market to be a major buying opportunity. We added to holdings that were down quite a bit but still met our investment discipline. At the same time, we trimmed positions from those holdings that showed fundamental weakness.
    The majority of stocks in the fund's portfolio had earnings growth and solid company fundamentals, making them good long-term investments. First-quarter earnings were strong for many of our holdings, supporting our investment strategy. Meanwhile, long-term trends remain positive, including global expansion, mergers and acquisitions, the growth of wireless communications and the build-out of the Internet.

WHAT TECHNOLOGY TRENDS WERE MOST IMPORTANT TO THE FUND'S INVESTMENT STRATEGY? We believe that the most important word for technology investing is bandwidth. Think of phone wires and television cables as pipes through which information flows. Bandwidth measures the size of the pipe--the higher the bandwidth, the more information that can flow through at faster speeds. The

                      -----------------------------------

                            WE BELIEVE THAT THE MOST
                          IMPORTANT WORD FOR TECHNOLOGY
                             INVESTING IS BANDWIDTH.

                      -----------------------------------

AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND VS. BENCHMARK INDEX

Six-month total returns, excluding sales charges

As of 4/30/2000

BAR CHART
================================================================================

CLASS A SHARES            42.10
CLASS B SHARES            41.74
CLASS C SHARES            41.70
S&P 500                    7.18
================================================================================

GROWTH OF NET ASSETS

In billions

BAR CHART
================================================================================
4/30/99                   $1.7
4/30/00                   $3.3
================================================================================

          See important fund and index disclosures inside front cover.

               AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW



PORTFOLIO COMPOSITION

As of 4/30/00, based on total net assets

=========================================================================================================================
TOP 10 HOLDINGS                              TOP 10 INDUSTRIES                              TOP 10 COUNTRIES
-------------------------------------------------------------------------------------------------------------------------
 1. JDS Uniphase Corp.              6.27%     1. Communications Equipment         21.05%      1. United States      72.43%
 2. Cisco Systems, Inc.             4.03      2. Computers (Software & Services)  19.74       2. United Kingdom      5.40
 3. Oracle Corp.                    3.63      3. Electronics (Semiconductors)     12.90       3. Canada              4.79
 4. Nokia Oyj (Finland)             3.47      4. Telephone                        10.58       4. Japan               3.96
 5. Vodafone AirTouch PLC (U.K.)    3.12      5. Telecommunications                           5. Finland             3.47
                                                 (Cellular/Wireless)               6.49
 6. Brocade Communications Systems,           6. Computers (Networking)            6.45       6. Sweden              1.74
    Inc.                            3.00
 7. Corning, Inc.                   2.39      7. Computers (Peripherals)           3.72       7. Hong Kong           1.23
 8. SDL, Inc.                       2.36      8. Services (Computer Systems)       3.00       8. Germany             1.06
 9. PMC-Sierra, Inc. (Canada)       2.32      9. Telecommunications                           9. Netherlands         0.91
                                                 (Long Distance)                   2.07
10. InfoSpace.com, Inc.             2.28     10. Electrical Equipment              1.94      10. Spain               0.71

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
=========================================================================================================================

fund focused on companies that are building communications networks to improve Internet bandwidth, including fiber optics, networking, Internet, equipment makers and chip manufacturers.
    Another major trend is wireless communications. While wireless is growing steadily in the United States, it has exploded in Europe and Asia. In Japan, for instance, the number of mobile phones recently surpassed the number of fixed-line phones. Soon people will use their phones for more than talking. The next generation of communications devices will allow users to download information, access the Internet and conduct e-commerce transactions over a wireless phone or a hand-held computer. We invested in companies on the leading edge of this exciting trend.

WHAT STOCKS PERFORMED WELL?
o JDS Uniphase--The world's largest supplier of fiber-optic parts to communications-equipment companies, JDS Uniphase reported better-than-expected earnings in the most recent quarter, and sales more than doubled over the past year.
o Cisco Systems--In March 2000, Cisco became the world's most valuable company in terms of market capitalization, overtaking Microsoft. Cisco is the world's biggest manufacturer of computer networking equipment--the switches and routers that direct data across the Internet. It controls three-fourths of the global market for these products.
o Oracle--The leading maker of database software beat analysts' earnings estimates in the most recent quarter. The company's software gives multiple users access to the same data simultaneously.
o Nokia--The Finnish mobile-phone leader posted a 55% increase in net income for the first quarter of 2000. The company, which controls more than a quarter of the worldwide market, is touting the prospects of its next generation of mobile phones, which allow handsets to receive data and offer Internet access. Nokia will be a major beneficiary of the European development of third-generation wireless systems.

WHAT'S YOUR OUTLOOK FOR THE REST OF THE YEAR?
Markets could be volatile for the near term because of rising interest rates. But while Fed rate hikes could put pressure on more traditional sectors of the economy, many technology and telecommunications companies have little debt, making them largely immune to the effects of rising interest rates. Historically, weak markets are the ideal time to invest and prepare for the next move up as companies innovate and grow in new areas.
    Over the long range, we anticipate that technology and telecommunications will continue to drive the world economy as wireless communications and Internet usage expand throughout the globe. The fund will maintain its focus on investing in companies that are leading the global information technology revolution.

          See important fund and index disclosures inside front cover.

                AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND

SCHEDULE OF INVESTMENTS

April 30, 2000
(Unaudited)

                                                     MARKET
                                     SHARES          VALUE
DOMESTIC COMMON STOCKS-72.43%

BIOTECHNOLOGY-0.88%

Invitrogen Corp.(a)                    200,000   $   12,475,000
---------------------------------------------------------------
PE Corp.-Celera Genomics Group(a)      200,000       16,500,000
---------------------------------------------------------------
                                                     28,975,000
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-1.24%

UnitedGlobalCom Inc.-Class A(a)        770,000       40,906,250
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-15.25%

CIENA Corp.(a)                         440,000       54,395,000
---------------------------------------------------------------
Copper Mountain Networks, Inc.(a)      150,000       12,506,250
---------------------------------------------------------------
Corning Inc.                           400,000       79,000,000
---------------------------------------------------------------
Harmonic, Inc.(a)                      400,000       29,525,000
---------------------------------------------------------------
JDS Uniphase Corp.(a)                2,000,000      207,375,000
---------------------------------------------------------------
Juniper Networks, Inc.(a)              300,000       63,806,250
---------------------------------------------------------------
Motorola, Inc.                         300,000       35,718,750
---------------------------------------------------------------
Scientific-Atlanta, Inc.               336,500       21,893,531
---------------------------------------------------------------
                                                    504,219,781
---------------------------------------------------------------

COMPUTERS (HARDWARE)-0.53%

Dell Computer Corp.(a)                 350,000       17,543,750
---------------------------------------------------------------

COMPUTERS (NETWORKING)-6.45%

Cisco Systems, Inc.(a)               1,920,000      133,110,000
---------------------------------------------------------------
Exodus Communications, Inc.(a)         400,000       35,375,000
---------------------------------------------------------------
VeriSign, Inc.(a)                      320,000       44,600,000
---------------------------------------------------------------
                                                    213,085,000
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-3.72%

EMC Corp.(a)                           300,000       41,681,250
---------------------------------------------------------------
Network Appliance, Inc.(a)             620,000       45,841,250
---------------------------------------------------------------
SanDisk Corp.(a)                       388,000       35,550,500
---------------------------------------------------------------
                                                    123,073,000
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-18.31%

724 Solutions Inc.(a)                   70,000        3,535,000
---------------------------------------------------------------
Allaire Corp.(a)                       150,000        8,259,375
---------------------------------------------------------------
America Online, Inc.(a)                400,000       23,925,000
---------------------------------------------------------------
BEA Systems, Inc.(a)                 1,400,000       67,550,000
---------------------------------------------------------------
BroadVision, Inc.(a)                   400,000       17,575,000
---------------------------------------------------------------
Clarus Corp.(a)                        340,000       13,663,750
---------------------------------------------------------------
eBay, Inc.(a)                          150,000       23,878,125
---------------------------------------------------------------
InfoSpace.com, Inc.(a)               1,050,000       75,403,125
---------------------------------------------------------------
Inktomi Corp.(a)                       340,000       52,338,750
---------------------------------------------------------------
Oracle Corp.(a)                      1,500,000      119,906,250
---------------------------------------------------------------
Siebel Systems, Inc.(a)                150,000       18,431,250
---------------------------------------------------------------
VERITAS Software Corp.(a)              630,000       67,577,344
---------------------------------------------------------------
VerticalNet, Inc.(a)                   540,000       29,160,000
---------------------------------------------------------------
WatchGuard Technologies, Inc.(a)       500,000       24,093,750
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

Yahoo! Inc.(a)                         460,000   $   59,915,000
---------------------------------------------------------------
                                                    605,211,719
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-1.94%

Cree Research, Inc.(a)                 100,000       14,550,000
---------------------------------------------------------------
EchoStar Communications Corp.(a)       485,000       30,888,437
---------------------------------------------------------------
Sawtek, Inc.(a)                        390,000       18,646,875
---------------------------------------------------------------
                                                     64,085,312
---------------------------------------------------------------

ELECTRONICS (DEFENSE)-1.16%

General Motors Corp.-Class H(a)        400,000       38,525,000
---------------------------------------------------------------

ELECTRONICS
  (INSTRUMENTATION)-0.92%

Alpha Industries, Inc.(a)              440,000       22,880,000
---------------------------------------------------------------
PE Corp-PE Biosystems Group            125,000        7,500,000
---------------------------------------------------------------
                                                     30,380,000
---------------------------------------------------------------

ELECTRONICS
  (SEMICONDUCTORS)-9.84%

Advanced Micro Devices, Inc.(a)        400,000       35,100,000
---------------------------------------------------------------
Applied Micro Circuits Corp.(a)        400,000       51,550,000
---------------------------------------------------------------
Broadcom Corp.-Class A(a)              220,000       37,922,500
---------------------------------------------------------------
Intel Corp.                            300,000       38,043,750
---------------------------------------------------------------
Rambus Inc.(a)                          50,000       11,500,000
---------------------------------------------------------------
SDL, Inc.(a)                           400,000       78,000,000
---------------------------------------------------------------
Texas Instruments Inc.                 300,000       48,862,500
---------------------------------------------------------------
Triquint Semiconductor, Inc.(a)        170,000       17,478,125
---------------------------------------------------------------
Vitesse Semiconductor Corp.(a)         100,000        6,806,250
---------------------------------------------------------------
                                                    325,263,125
---------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-1.74%

Applied Materials, Inc.(a)             100,000       10,181,250
---------------------------------------------------------------
Novellus Systems, Inc.(a)              250,000       16,671,875
---------------------------------------------------------------
Teradyne, Inc.(a)                      280,000       30,800,000
---------------------------------------------------------------
                                                     57,653,125
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-1.26%

Ariba, Inc.(a)                         560,000       41,545,000
---------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-3.00%

Brocade Communications Systems,
  Inc.(a)                              800,000       99,200,000
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-3.28%

Nextel Communications, Inc.-Class
  A(a)                                 140,000       15,321,250
---------------------------------------------------------------
Phone.com, Inc.(a)                     325,000       27,300,000
---------------------------------------------------------------
Rural Cellular Corp.-Class A(a)        240,000       17,745,000
---------------------------------------------------------------
Triton PCS Holdings, Inc.-Class
  A(a)                                 259,200       10,886,400
---------------------------------------------------------------
Western Wireless Corp.-Class A(a)      750,000       37,265,626
---------------------------------------------------------------
                                                    108,518,276
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-0.41%

WinStar Communications, Inc.(a)        337,500       13,457,813
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
TELEPHONE-2.50%

Allegiance Telecom, Inc.(a)            306,000   $   21,649,500
---------------------------------------------------------------
Qwest Communications
  International, Inc.(a)             1,000,000       43,375,000
---------------------------------------------------------------
US West, Inc.                          250,000       17,796,875
---------------------------------------------------------------
                                                     82,821,375
---------------------------------------------------------------
    Total Domestic Common Stocks
      (Cost $1,688,384,663)                       2,394,463,526
---------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-24.09%

AUSTRALIA-0.23%

Telstra Corp. Ltd.-Installment
  Receipts (Telephone)               2,972,900        7,604,440
---------------------------------------------------------------

CANADA-4.79%

BCE Inc. (Telephone)                   495,425       57,389,657
---------------------------------------------------------------
Microcell Telecommunications,
  Inc.
  (Telecommunications-Cellular/Wireless)(a)     137,200      4,784,850
---------------------------------------------------------------
Nortel Networks Corp.
  (Communications Equipment)           171,000       19,365,750
---------------------------------------------------------------
PMC Sierra, Inc. (Electronics-
  Semiconductors)(a)                   400,000       76,750,000
---------------------------------------------------------------
                                                    158,290,257
---------------------------------------------------------------

FINLAND-3.47%

Nokia Oyj (Communications
  Equipment)                         2,000,000      114,816,760
---------------------------------------------------------------

FRANCE-0.54%

STMicroelectronics N.V.
  (Electronics- Semiconductors)         93,600       17,874,513
---------------------------------------------------------------

GERMANY-1.06%

Epcos A.G. (Electronics-Component
  Distributors)(a)                     200,000       28,294,780
---------------------------------------------------------------
Infineon Technologies A.G.
  (Electronics-
  Semiconductors)(a)                    95,400        6,574,715
---------------------------------------------------------------
                                                     34,869,495
---------------------------------------------------------------

HONG KONG-1.23%

China Telecom Ltd.
  (Telecommunications-
  Cellular/Wireless)(a)              5,700,000       40,796,873
---------------------------------------------------------------

JAPAN-3.96%

Nippon Telegraph & Telephone
  Corp. (Telecommunications-Long
  Distance)                              2,001       24,830,671
---------------------------------------------------------------
NTT DoCoMo, Inc.
  (Telecommunications-
  Cellular/Wireless)                     1,760       58,837,801
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
JAPAN-(CONTINUED)

Softbank Corp.
  (Computers-Software & Services)       30,000   $    7,389,915
---------------------------------------------------------------
Softbank Corp.-Bonus Shares
  (Computers- Software &
  Services)                             60,000       14,835,394
---------------------------------------------------------------
Yahoo Japan Corp.
  (Computers-Software &
  Services)(a)                              50       25,003,473
---------------------------------------------------------------
                                                    130,897,254
---------------------------------------------------------------

NETHERLANDS-0.91%

KPNQwest N.V.
  (Telecommunications-Long
  Distance)(a)                         727,300       30,239,578
---------------------------------------------------------------

RUSSIA-0.05%

Russian Telecommunications
  Development Corp.-Non-Voting
  (Telecommunications-
  Cellular-Wireless)(a)(b)             453,000          906,000
---------------------------------------------------------------
Russian Telecommunications
  Development Corp.-Voting
  (Telecommunications-
  Cellular-Wireless)(a)(b)             331,000          662,000
---------------------------------------------------------------
                                                      1,568,000
---------------------------------------------------------------

SPAIN-0.71%

Telefonica S.A. (Telephone)(a)       1,058,409       23,572,784
---------------------------------------------------------------

SWEDEN-1.74%

Telefonaktiebolaget LM Ericsson
  A.B.-ADR (Communications
  Equipment)                           650,000       57,484,375
---------------------------------------------------------------

UNITED KINGDOM-5.40%

COLT Telecom Group PLC
  (Telephone)(a)                       360,000       15,302,977
---------------------------------------------------------------
NTL Inc.-ADR (Telephone)(a)            783,463       59,934,919
---------------------------------------------------------------
Vodafone AirTouch PLC (Telephone)   22,504,003      103,232,146
---------------------------------------------------------------
                                                    178,470,042
---------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $275,059,369)                                 796,484,371
---------------------------------------------------------------

MONEY MARKET FUNDS-3.83%

STIC Liquid Assets Portfolio(d)     63,321,186       63,321,186
---------------------------------------------------------------
STIC Prime Portfolio(d)             63,321,186       63,321,186
---------------------------------------------------------------
    Total Money Market Funds
      (Cost $126,642,372)                           126,642,372
---------------------------------------------------------------
TOTAL INVESTMENTS-100.35% (Cost
  $2,090,086,404)                                 3,317,590,269
---------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(0.35%)                                    (11,613,203)
---------------------------------------------------------------
NET ASSETS-100.00%                               $3,305,977,066
===============================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Security fair valued in accordance with the procedures established by the Board of Trustees.
(c)  The money market fund has the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000
(Unaudited)

ASSETS:

Investments, at market value (cost
  $2,090,086,404)                              $3,317,590,269
-------------------------------------------------------------
Foreign currencies, at value (cost
  $10,955,197)                                     10,824,790
-------------------------------------------------------------
Receivables for:
  Investments sold                                  2,070,229
-------------------------------------------------------------
  Collateral for securities loaned                153,924,153
-------------------------------------------------------------
  Fund shares sold                                 10,050,299
-------------------------------------------------------------
  Dividends and interest                            1,028,285
-------------------------------------------------------------
Other assets                                          105,938
-------------------------------------------------------------
    Total assets                                3,495,593,963
-------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                            25,285,807
-------------------------------------------------------------
  Return of collateral for securities loaned      153,924,153
-------------------------------------------------------------
  Fund shares reacquired                            4,576,786
-------------------------------------------------------------
Accrued advisory fees                               2,422,820
-------------------------------------------------------------
Accrued administrative services fees                   16,456
-------------------------------------------------------------
Accrued distribution fees                           2,249,360
-------------------------------------------------------------
Accrued transfer agent fees                           491,544
-------------------------------------------------------------
Accrued trustees' fees                                  5,185
-------------------------------------------------------------
Accrued operating expenses                            644,786
-------------------------------------------------------------
    Total liabilities                             189,616,897
-------------------------------------------------------------
Net assets applicable to shares outstanding    $3,305,977,066
=============================================================

NET ASSETS:

Class A                                        $1,658,983,515
=============================================================
Class B                                        $1,543,970,263
=============================================================
Class C                                        $  103,023,288
=============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                            48,637,636
=============================================================
Class B                                            47,381,429
=============================================================
Class C                                             3,162,798
=============================================================
Class A:
  Net asset value and redemption price per
    share                                      $        34.11
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $34.11 divided by
      95.25%)                                  $        35.81
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        32.59
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        32.57
=============================================================

STATEMENT OF OPERATIONS

For the six months ended April 30, 2000
(Unaudited)

INVESTMENT INCOME:

Dividends (net of $177,842 foreign withholding
  tax)                                          $  5,354,540
------------------------------------------------------------
Interest                                              44,230
------------------------------------------------------------
Securities lending                                   899,647
------------------------------------------------------------
    Total investment income                        6,298,417
------------------------------------------------------------

EXPENSES:

Advisory and administrative fees                  14,146,963
------------------------------------------------------------
Accounting services fees                              98,208
------------------------------------------------------------
Custodian fees                                       418,706
------------------------------------------------------------
Distribution fees -- Class A                       3,949,744
------------------------------------------------------------
Distribution fees -- Class B                       7,113,982
------------------------------------------------------------
Distribution fees -- Class C                         284,278
------------------------------------------------------------
Transfer agent fees                                2,284,285
------------------------------------------------------------
Trustees' fees                                        22,942
------------------------------------------------------------
Other                                                141,767
------------------------------------------------------------
    Total expenses                                28,460,875
------------------------------------------------------------
Less: Expenses paid indirectly                       (19,796)
------------------------------------------------------------
    Net expenses                                  28,441,079
------------------------------------------------------------
Net investment income (loss)                     (22,142,662)
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          344,955,803
------------------------------------------------------------
  Foreign currencies                              (1,389,008)
------------------------------------------------------------
  Option contracts written                           469,187
------------------------------------------------------------
                                                 344,035,982
------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          432,147,935
------------------------------------------------------------
  Foreign currencies                                (366,520)
------------------------------------------------------------
                                                 431,781,415
------------------------------------------------------------
Net gain from investment securities, foreign
  currencies and option contracts                775,817,397
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                    $753,674,735
============================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the six months ended April 30, 2000 and the year ended October 31, 1999 (Unaudited)

                                                                APRIL 30,        OCTOBER 31,
                                                                   2000              1999
                                                              --------------    --------------
OPERATIONS:
  Net investment income (loss)                                $  (22,142,662)   $  (21,958,347)
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and option contracts                              344,035,982       299,698,355
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies and option contracts          431,781,415       537,434,434
----------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations         753,674,735       815,174,442
----------------------------------------------------------------------------------------------

Distributions to shareholders from net realized gains:

  Class A                                                       (122,943,824)      (23,149,236)
----------------------------------------------------------------------------------------------
  Class B                                                       (112,291,100)      (21,143,550)
----------------------------------------------------------------------------------------------
  Class C                                                         (2,428,890)               --
----------------------------------------------------------------------------------------------
  Advisor Class*                                                    (257,983)         (150,968)
----------------------------------------------------------------------------------------------

Share transactions-net:

  Class A                                                        349,175,726      (101,952,900)
----------------------------------------------------------------------------------------------
  Class B                                                        411,794,756       (72,208,921)
----------------------------------------------------------------------------------------------
  Class C                                                         96,645,723        11,141,603
----------------------------------------------------------------------------------------------
  Advisor Class*                                                  (2,868,709)       (5,609,698)
----------------------------------------------------------------------------------------------
    Net increase in net assets                                 1,370,500,434       602,100,772
----------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          1,935,476,632     1,333,375,860
----------------------------------------------------------------------------------------------
  End of period                                               $3,305,977,066    $1,935,476,632
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $1,718,720,708    $  863,973,212
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                     (22,137,128)            5,534
----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies and option contracts          382,069,144       275,954,959
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and option contracts                            1,227,324,342       795,542,927
----------------------------------------------------------------------------------------------
                                                              $3,305,977,066    $1,935,476,632
==============================================================================================

* Advisor Class shares were converted to Class A shares effective as of the close of business on February 11, 2000.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2000
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Telecommunications and Technology Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. The Fund formerly offered Advisor Class shares; however, as of the close of business on February 11, 2000 the Advisor Class shares were converted to Class A shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares were sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
         Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
       A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.
I. Foreign Securities -- There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.
J. Indexed Securities -- The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit the Fund's expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases due to offset arrangements, if any) to the maximum annual rate of 2.00%, 2.50% and 2.50% of the average daily net assets of the Fund's Class A, Class B and Class C shares, respectively.
    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2000, AIM was paid $98,208 for such services.
    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the six months ended April 30, 2000, AFS was paid $1,171,436 for such services.
    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended April 30, 2000, the Class A, Class B and Class C shares paid AIM Distributors $3,949,744, $7,113,982 and $284,278, respectively, as compensation under the Plans.
    AIM Distributors received commissions of $1,083,845 from sales of the Class A shares of the Fund during the six months ended April 30, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2000, AIM Distributors received $46,971 in contingent deferred sales charges imposed on redemptions of Fund shares.
    Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

During the six months ended April 30, 2000, the Fund received reductions in custodian fees of $19,796 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $19,796 during the six months ended April 30, 2000.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans would be secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans would be invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the lender did not increase the collateral accordingly.
    At April 30, 2000, securities with an aggregate value of $150,906,047 were on loan to brokers. The loans were secured by cash collateral of $153,924,153 received by the Fund. For the six months ended April 30, 2000, the Fund received fees of $899,647 for securities lending.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2000 was $2,108,663,721 and $1,571,157,935, respectively.
    The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $1,341,255,972
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (115,047,594)
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                $1,226,208,378
==========================================================

Cost of investments for tax purposes is $2,091,381,891

NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the six month period ended April 30, 2000 are summarized as follows:

                                    CALL OPTION CONTRACTS
                                   ------------------------
                                     NUMBER
                                       OF         PREMIUMS
                                   CONTRACTS      RECEIVED
                                   ----------    ----------
Beginning of year                        --              --
-----------------------------------------------------------
Written                               3,250       3,068,513
-----------------------------------------------------------
Closed                               (2,250)     (1,814,027)
-----------------------------------------------------------
Exercised                                --              --
-----------------------------------------------------------
Expired                              (1,000)     (1,254,486)
-----------------------------------------------------------
End of year                              --              --
===========================================================

NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the six months ended April 30, 2000 and the year ended October 31, 1999 were as follows:

                                                                    APRIL 30, 2000                 OCTOBER 31, 1999
                                                              ---------------------------    ----------------------------
                                                                SHARES         AMOUNT          SHARES          AMOUNT
                                                              ----------    -------------    -----------    -------------
Sold:
  Class A                                                     10,861,811    $ 401,552,794     42,637,825    $ 826,757,794
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                     12,463,497      441,978,914      6,195,698      131,627,637
-------------------------------------------------------------------------------------------------------------------------
  Class C*                                                     2,920,392      104,901,610        544,069       12,490,317
-------------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                 92,071        3,241,706        664,975       14,200,299
-------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                      3,700,544      113,714,772      1,233,567       21,142,757
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      3,497,857      102,891,971      1,176,293       19,479,129
-------------------------------------------------------------------------------------------------------------------------
  Class C*                                                        70,052        2,060,345             --               --
-------------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                  7,925          250,992          8,588          150,375
-------------------------------------------------------------------------------------------------------------------------
Conversion of Advisor Class shares to Class A shares***:
  Class A                                                        157,592        6,147,658             --               --
-------------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                 (152,813)      (6,147,658)            --               --
-------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (4,783,152)    (172,239,498)   (49,011,051)    (949,853,451)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (3,907,818)    (133,076,129)   (11,052,108)    (223,315,687)
-------------------------------------------------------------------------------------------------------------------------
  Class C*                                                      (313,466)     (10,316,232)       (58,249)      (1,348,714)
-------------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                 (6,114)        (213,749)      (900,945)     (19,960,372)
-------------------------------------------------------------------------------------------------------------------------
                                                              24,608,378    $ 854,747,496     (8,561,338)   $(168,629,916)
=========================================================================================================================

*    Class C shares commenced sales on March 1, 1999.
** Advisor Class share activity for the period November 1, 1999 through February 11, 2000 (date of conversion).
*** Effective as of the close of business February 11, 2000, pursuant to approval by the Board of Trustees on November 3, 1999, all outstanding shares of Advisor Class shares were converted to Class A shares of the fund.

NOTE 9-FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                    CLASS A
                                               ----------------------------------------------------------------------------------
                                                                                       YEAR ENDED OCTOBER 31,
                                               SIX MONTHS ENDED    --------------------------------------------------------------
                                                  APRIL 30,
                                                   2000(a)            1999       1998(a)     1997(a)      1996(a)         1995
                                               -----------------   ----------    --------    --------    ----------    ----------
Net asset value, beginning of period              $    26.44       $    16.28    $  18.04    $  16.69    $    16.42    $    17.80
---------------------------------------------     ----------       ----------    --------    --------    ----------    ----------
Income from investment operations:
  Net investment income (loss)                         (0.22)           (0.25)      (0.17)      (0.17)        (0.13)        (0.09)
---------------------------------------------     ----------       ----------    --------    --------    ----------    ----------
  Net realized and unrealized gain (loss) on
    investments                                        11.01            10.97       (0.39)       2.93          1.22         (0.43)
---------------------------------------------     ----------       ----------    --------    --------    ----------    ----------
    Net increase (decrease) from investment
      operations                                       10.79            10.72       (0.56)       2.76          1.09         (0.52)
---------------------------------------------     ----------       ----------    --------    --------    ----------    ----------
Distributions to shareholders from net
  realized gain on investments                         (3.12)           (0.56)      (1.20)      (1.41)        (0.82)        (0.86)
---------------------------------------------     ----------       ----------    --------    --------    ----------    ----------
Net asset value, end of period                    $    34.11       $    26.44    $  16.28    $  18.04    $    16.69    $    16.42
=============================================     ==========       ==========    ==========  ========    ==========    ==========
Total return(b)                                        42.10%           67.63%      (3.16)%     17.70%         7.00%        (2.88)%
=============================================     ==========       ==========    ========    ========    ==========    ==========
Ratios and supplemental data:
Net assets, end of period (000s omitted)          $1,658,984       $1,023,124    $713,904    $910,801    $1,204,428    $1,353,722
=============================================     ==========       ==========    ========    ========    ==========    ==========
Ratio of expenses to average net assets                 1.62%(c)         1.77%       1.88%       1.84%         1.79%         1.83%
=============================================     ==========       ==========    ========    ========    ==========    ==========
Ratio of net investment income (loss) to
  average net assets                                   (1.21)%(c)       (1.11)%     (0.93)%     (1.06)%       (0.89)%       (0.55)%
=============================================     ==========       ==========    ========    ========    ==========    ==========
Portfolio turnover rate                                   54%             122%         75%         35%           37%           62%
=============================================     ==========       ============  ========    ========    ==========    ==========

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Total return does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $1,588,578,227.

                                                                                     CLASS B
                                                 --------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED                       YEAR ENDED OCTOBER 31,
                                                    APRIL 30,        ------------------------------------------------------------
                                                     2000(a)           1999      1998(a)     1997(a)      1996(a)         1995
                                                 ----------------    --------    --------    --------    ----------    ----------
Net asset value, beginning of period                $    25.43       $  15.76    $  17.58    $  16.37    $    16.20    $    17.66
-----------------------------------------------     ----------       --------    --------    --------    ----------    ----------
Income from investment operations:
  Net investment income (loss)                           (0.29)         (0.35)      (0.25)      (0.25)        (0.23)        (0.17)
-----------------------------------------------     ----------       --------    --------    --------    ----------    ----------
  Net realized and unrealized gain (loss) on
    investments                                          10.57          10.58       (0.37)       2.87          1.22         (0.43)
-----------------------------------------------     ----------       --------    --------    --------    ----------    ----------
    Net increase (decrease) from investment
      operations                                         10.28          10.23       (0.62)       2.62          0.99         (0.60)
-----------------------------------------------     ----------       --------    --------    --------    ----------    ----------
Distributions to shareholders from net realized
  gain on investments                                    (3.12)         (0.56)      (1.20)      (1.41)        (0.82)        (0.86)
-----------------------------------------------     ----------       --------    --------    --------    ----------    ----------
Net asset value, end of period                      $    32.59       $  25.43    $  15.76    $  17.58    $    16.37    $    16.20
===============================================     ==========       ========    ========    ========    ==========    ==========
Total return(b)                                          41.74%         66.84%      (3.67)%     17.15%         6.46%        (3.37)%
===============================================     ==========       ========    ========    ========    ==========    ==========
Ratios and supplemental data:
Net assets, end of period (000s omitted)            $1,543,970       $898,400    $614,715    $805,535    $1,007,654    $1,111,520
===============================================     ==========       ========    ========    ========    ==========    ==========
Ratio of expenses to average net assets                   2.12%(c)       2.28%       2.38%       2.34%         2.29%         2.33%
-----------------------------------------------     ----------       --------    --------    --------    ----------    ----------
Ratio of net investment income (loss) to
  average net assets                                     (1.70)%(c)     (1.62)%     (1.43)%     (1.56)%       (1.39)%       (1.05)%
===============================================     ==========       ========    ========    ========    ==========    ==========
Portfolio turnover rate                                     54%           122%         75%         35%           37%           62%
===============================================     ==========       ========    ========    ========    ==========    ==========

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Total return does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $1,430,614,054.

                                              CLASS C                                     ADVISOR CLASS
                                 ---------------------------------   --------------------------------------------------------
                                                    MARCH 1, 1999
                                                     (DATE SALES
                                 SIX MONTHS ENDED     COMMENCED)     NOVEMBER 1, 1999          YEAR ENDED OCTOBER 31,
                                    APRIL 30,       TO OCTOBER 31,   TO FEBRUARY 11,    -------------------------------------
                                     2000(a)             1999            2000(a)         1999     1998(a)   1997(a)   1996(a)
                                 ----------------   --------------   ----------------   -------   -------   -------   -------
Net asset value, beginning of
  period                             $  25.43          $ 19.23            $27.16        $ 16.61   $18.28    $16.81    $16.46
-------------------------------      --------          -------            ------        -------   ------    ------    ------
Income from investment
  operations:
  Net investment income (loss)          (0.30)           (0.11)            (0.08)         (0.11)   (0.08)    (0.09)    (0.05)
-------------------------------      --------          -------            ------        -------   ------    ------    ------
  Net realized and unrealized
    gain (loss) on investments          10.56             6.31             16.27          11.22    (0.39)     2.97      1.22
-------------------------------      --------          -------            ------        -------   ------    ------    ------
    Net increase (decrease)
      from investment
      operations                        10.26             6.20             16.19          11.11    (0.47)     2.88      1.17
-------------------------------      --------          -------            ------        -------   ------    ------    ------
Distributions to shareholders:
  From net realized gain on
    investments                         (3.12)              --             (3.12)         (0.56)   (1.20)    (1.41)    (0.82)
-------------------------------      --------          -------            ------        -------   ------    ------    ------
Net asset value, end of period       $  32.57          $ 25.43            $40.23        $ 27.16   $16.61    $18.28    $16.81
===============================      ========          =======            ======        =======   ======    ======    ======
Total return(b)                         41.66%           32.24%            62.71%         68.67%   (2.59)%   18.33%     7.49%
===============================      ========          =======            ======        =======   ======    ======    ======
Ratios and supplemental data:
Net assets, end of period (000s
  omitted)                           $103,023          $12,352            $   --        $ 1,600   $4,757    $4,783    $  945
===============================      ========          =======            ======        =======   ======    ======    ======
Ratio of expenses to average
  net assets                             2.12%(c)         2.28%(d)          1.24%(c)       1.22%    1.38%     1.34%     1.29%
===============================      ========          =======            ======        =======   ======    ======    ======
Ratio of net investment income
  (loss) to average net assets          (1.70)%(c)       (1.62)%(d)        (0.83)%(c)     (0.56)%  (0.43)%   (0.56)%   (0.39)%
===============================      ========          =======            ======        =======   ======    ======    ======
Portfolio turnover rate                    54%             122%               54%           122%      75%       35%       37%
===============================      ========          =======            ======        =======   ======    ======    ======

                                 ADVISOR CLASS
                                 --------------
                                  JUNE 1, 1995
                                  (DATE SALES
                                   COMMENCED)
                                 TO OCTOBER 31,
                                      1995
                                 --------------
Net asset value, beginning of
  period                             $15.24
-------------------------------
Income from investment
  operations:
  Net investment income (loss)           --
-------------------------------
  Net realized and unrealized
    gain (loss) on investments         1.22
-------------------------------
    Net increase (decrease)
      from investment
      operations                       1.22
-------------------------------
Distributions to shareholders:
  From net realized gain on
    investments                          --
-------------------------------
Net asset value, end of period       $16.46
===============================      ======
Total return(b)                        7.94%
===============================      ======
Ratios and supplemental data:
Net assets, end of period (000s
  omitted)                           $  681
===============================      ======
Ratio of expenses to average
  net assets                           1.33%(d)
===============================      ======
Ratio of net investment income
  (loss) to average net assets        (0.05)%(d)
===============================      ======
Portfolio turnover rate                  62%
===============================      ======

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Total return does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average net assets of $57,167,991 and $3,477,703 for Class C and Advisor Class, respectively.
(d)  Annualized.


BOARD OF TRUSTEES                                      OFFICERS                          OFFICE OF THE FUND
C. Derek Anderson                                      Robert H. Graham                  11 Greenway Plaza
President, Plantagenet Capital                         Chairman and President            Suite 100
Management, LLC (an investment                                                           Houston, TX 77046
partnership); Chief Executive Officer,                 Dana R. Sutton
Plantagenet Holdings, Ltd.                             Vice President and Treasurer      INVESTMENT MANAGER
(an investment banking firm)
                                                       Samuel D. Sirko                   A I M Advisors, Inc.
Frank S. Bayley                                        Vice President and Secretary      11 Greenway Plaza
Partner, law firm of                                                                     Suite 100
Baker & McKenzie                                       Melville B. Cox                   Houston, TX 77046
                                                       Vice President
Robert H. Graham                                                                         TRANSFER AGENT
President and Chief Executive Officer,                 Gary T. Crum
A I M Management Group Inc.                            Vice President                    A I M Fund Services, Inc.
                                                                                         P.O. Box 4739
Ruth H. Quigley                                        Carol F. Relihan                  Houston, TX 77210-4739
Private Investor                                       Vice President
                                                                                         CUSTODIAN
                                                       Mary J. Benson
                                                       Assistant Vice President and      State Street Bank and Trust Company
                                                       Assistant Treasurer               225 Franklin Street
                                                                                         Boston, MA 02110
                                                       Sheri Morris
                                                       Assistant Vice President and      COUNSEL TO THE FUND
                                                       Assistant Treasurer
                                                                                         Kirkpatrick & Lockhart LLP
                                                       Nancy L. Martin                   1800 Massachusetts Avenue, N.W.
                                                       Assistant Secretary               Washington, D.C. 20036-1800

                                                       Ofelia M. Mayo                    COUNSEL TO THE TRUSTEES
                                                       Assistant Secretary
                                                                                         Paul, Hastings, Janofsky & Walker LLP
                                                       Kathleen J. Pflueger              Twenty Third Floor
                                                       Assistant Secretary               555 South Flower Street
                                                                                         Los Angeles, CA 90071

                                                                                         DISTRIBUTOR

                                                                                         A I M Distributors, Inc.
                                                                                         11 Greenway Plaza
                                                                                         Suite 100
                                                                                         Houston, TX 77046

THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                         MONEY MARKET FUNDS                         A I M Management Group Inc. has provided
AIM Aggressive Growth Fund           AIM Money Market Fund                      leadership in the mutual fund industry since 1976
AIM Blue Chip Fund                   AIM Tax-Exempt Cash Fund                   and managed approximately $176 billion in assets
AIM Capital Development Fund                                                    for more than 7.4 million shareholders, including
AIM Constellation Fund(1)            INTERNATIONAL GROWTH FUNDS                 individual investors, corporate clients and
AIM Dent Demographic Trends Fund     AIM Advisor International Value Fund       financial institutions, as of March 31, 2000.
AIM Emerging Growth Fund             AIM Asian Growth Fund                          The AIM Family of Funds--Registered Trademark--
AIM Large Cap Growth Fund            AIM Developing Markets Fund                distributed nationwide, and AIM today is the
AIM Large Cap Opportunities Fund     AIM Euroland Growth Fund(5)                eighth-largest mutual fund complex in the United
AIM Mid Cap Equity Fund              AIM European Development Fund              States in assets under management, according to
AIM Mid Cap Growth Fund              AIM International Equity Fund              Strategic Insight, an independent mutual fund
AIM Mid Cap Opportunities Fund(2)    AIM Japan Growth Fund                      monitor.
AIM Select Growth Fund               AIM Latin American Growth Fund
AIM Small Cap Growth Fund(3)
AIM Small Cap Opportunities Fund(4)  GLOBAL GROWTH FUNDS
AIM Value Fund                       AIM Global Aggressive Growth Fund
AIM Weingarten Fund                  AIM Global Growth Fund
                                     AIM Global Trends Fund(6)
GROWTH & INCOME FUNDS
AIM Advisor Flex Fund                GLOBAL GROWTH & INCOME FUNDS
AIM Advisor Real Estate Fund         AIM Global Utilities Fund
AIM Balanced Fund
AIM Basic Value Fund                 GLOBAL INCOME FUNDS
AIM Charter Fund                     AIM Global Income Fund
                                     AIM Strategic Income Fund
INCOME FUNDS
AIM Floating Rate Fund               THEME FUNDS
AIM High Yield Fund                  AIM Global Consumer Products and Services Fund
AIM High Yield Fund II               AIM Global Financial Services Fund
AIM Income Fund                      AIM Global Health Care Fund
AIM Intermediate Government Fund     AIM Global Infrastructure Fund
AIM Limited Maturity Treasury Fund   AIM Global Resources Fund
                                     AIM Global Telecommunications and Technology Fund
TAX-FREE INCOME FUNDS
AIM High Income Municipal Fund
AIM Municipal Bond Fund
AIM Tax-Exempt Bond Fund of Connecticut
AIM Tax-Free Intermediate Fund

(1) Effective December 1, 1999, AIM Constellation Fund's investment strategy broadened to allow investments across all market capitalizations. (2) AIM Mid Cap Opportunities Fund closed to new investors on March 21, 2000. (3) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (4) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999. (5) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (6) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after July 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.


                                                         [AIM LOGO APPEARS HERE]
[DALBAR LOGO APPEARS HERE]                              --Registered Trademark--
                                                          invest WITH DISCIPLINE
                                                        --Registered Trademark--

A I M Distributors, Inc.
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